SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): September 15, 1999



                      GENERAL INSTRUMENT CORPORATION
           (Exact Name of registrant specified in its charter)

       Delaware                    001-12925                  36-4134221
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification No.)

                          101 Tournament Drive
                           Horsham, PA  19044
                 (Address of principal executive offices)

              Registrant's telephone number: (215) 323-1000

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Item 5.   Other Events

          Filed as exhibits to this Form 8-K are certain Slide
Presentation Materials used by General Instrument Corporation's management in several investor conferences that were held on September 15, 1999 and September 16, 1999 following the announcement of the signing of an Agreement and Plan of Merger with Motorola, Inc. and its wholly-owned subsidiary, Lucerne Acquisition Corp.


Item 7.   Financial Statements and Exhibits

          Exhibit 99.1 Certain Slide Presentation Materials used by General Instrument Corporation's management in several investor conferences that were held on September 15, 1999 and September 16, 1999.






































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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENERAL INSTRUMENT CORPORATION
                                  (Registrant)


                                  By:   /s/ Robert A. Scott
                                     ---------------------------------
                                  Name:  Robert A. Scott
                                  Title:   Senior Vice President, General
                                             Counsel and Secretary


Date:  September 23, 1999

































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